UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 24, 2006

                               PUBLIC STORAGE, INC.
             (Exact Name of Registrant as Specified in its Charter)


          California                         1-8389                95-3551121
(State or Other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
Incorporation) Identification No.)

  701 Western Avenue, Glendale, California                   91201-2349
  (Address of Principal Executive Offices)                   (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On July 24, 2006 Public Storage, Inc. and Shurgard Storage Centers, Inc. issued a joint press release announcing that each has established a meeting date of August 22, 2006 for its meeting of shareholders. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d)     Exhibits

   Exhibit No.          Description
   -----------          -----------

       99.1             Press Release dated July 24, 2006

                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PUBLIC STORAGE, INC.

                                                By: /s/ Stephanie Heim
                                                    ------------------
                                                    Name:  Stephanie Heim
                                                    Title: Vice President